EXHIBIT 32.2
CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Northern Tier Energy LP (the “Partnership”) for the period ended March 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karen B. Davis, Executive Vice President and Chief Financial Officer of the general partner of Northern Tier Energy LP, hereby certify, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:	May 6, 2015	/s/ Karen B. Davis
Karen B. Davis
Executive Vice President and Chief Financial Officer of
Northern Tier Energy GP LLC